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                            AMENDMENT NO. TWO TO THE LOAN
                                AND SECURITY AGREEMENT
                     COMMUNICATION TELESYSTEMS INTERNATIONAL dba
                             WORLDxCHANGE COMMUNICATIONS
                               WXL COMMUNICATIONS, LTD.
                                   CTS TELCOM, INC.


     This Amendment No. Two To The Loan And Security Agreement (the "Amendment") is entered into as of the 20th day of February, 1998, by and between COMMUNICATION TELESYSTEMS INTERNATIONAL dba WORLDxCHANGE COMMUNICATIONS, a California corporation, WXL COMMUNICATIONS, LTD., a Canadian corporation CTS TELCOM, INC., a Florida corporation (collectively, "Borrower"), whose chief executive office is located at 9999 Willow Creek Road, San Diego, California 92131 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:


                                        FACTS


     FACT ONE: Foothill and Borrower have previously entered into that certain Loan And Security Agreement, dated March 11, 1997 (as amended and supplemented, the "Agreement").

     FACT TWO: Foothill and Borrower desire to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1. Subsection 7.8(b)(ii) of the Agreement is hereby amended in its entirety to read as follows: "(ii) during fiscal year 1998 in an amount in excess of $515,000, said section 7.8(b)(ii) shall revert to its original terms for every subsequent year thereafter.".

     2. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

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     IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.


FOOTHILL CAPITAL CORPORATION       COMMUNICATION TELESYSTEMS
                                   INTERNATIONAL, dba
                                   WORLDxCHANGE COMMUNICATIONS

By /s/ Kurt R. Marsden             By /s/ Edward S. Soren
   --------------------------         ------------------------------
     Kurt R. Marsden               Print   Name Edward S. Soren
Its  Vice President                Its      President
    -------------------------          -----------------------------

                                   WXL COMMUNICATIONS, LTD.

                                   By /s/ Edward S. Soren
                                      ------------------------------
                                   Print Name Edward S. Soren
                                        -----------------------------
                                   Its        President
                                       -----------------------------
                                   CTS TELCOM, INC.

                                   By /s/ Edward S. Soren
                                      ------------------------------
                                   Print Name Edward S. Soren
                                      ------------------------------
                                   Its        President
                                       -----------------------------


APPROVED BY
LEGAL DEPT.
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/s/ [ILLEGIBLE]
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ATTORNEY, DATE]
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